Transamerica IDEX Mutual Funds

Supplement dated July 13, 2004 to Prospectus dated March 1, 2004, as previously supplemented

Investors should retain this Supplement for future reference.

PLEASE NOTE:

Effective upon close of business on June 15, 2004, Class C2 shares of each fund of Transamerica IDEX Mutual Funds (the “Fund”) were converted into Class C shares. Holders of Class C2 shares now own Class C shares that have an aggregate value equal to the aggregate value of Class C2 shares held as of the close of business on that day. The accounts of the holders of Class C2 shares converted into Class C shares will not pay any contingent deferred sales charge otherwise payable on the Class C2 shares converted into Class C shares or on future investments in Class C shares made through such accounts.

All references to Class C2 shares in this prospectus are now deleted.

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TA IDEX Jennison Growth

The following paragraph replaces the first paragraph under “Portfolio Managers” in the right hand column on page TA IDEX Jennison Growth-3:

Spiros “Sig” Segalas, Blair A. Boyer and Michael A. Del Balso serve as co-managers of this fund.

The following paragraph replaces the third paragraph under “Portfolio Managers” in the right hand column on page TA IDEX Jennison Growth-3:

Mr. Boyer is an Executive Vice President of Jennison, which he joined in 1993 after ten years with Arnhold & S. Bleichroeder, Inc. (“Bleichroeder”). In January 2003, he joined the growth equity team, after co-managing international equity portfolios since joining Jennison. Mr. Boyer managed international equity portfolios at Bleichroeder from 1989 to 1993. Prior to that, he was a research analyst and then a senior portfolio manager in the Verus Capital division at Bleichroeder.

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TA IDEX Transamerica Money Market

The following is hereby inserted after Year-by-Year Total Return as of 12/31/03 (%) in the right hand column on page TA IDEX Transamerica Money Market-1:

Class A Shares

[INSERT BAR GRAPH – 0.34% for 2003]

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